UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 4, 2019

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403
(Address of principal executive offices, including zip code)

(612) 304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Target Corporation (“Target”) today announced that Michael J. Fiddelke has been appointed to the position of Executive Vice President and Chief Financial Officer, effective November 1, 2019. Mr. Fiddelke, 43, has been employed by Target continuously since December, 2005, most recently as Senior Vice President, Operations (August 2018 to present), Senior Vice President, Merchandising Capabilities (March 2017-August 2018), Senior Vice President, Financial Planning & Analysis (July 2015-March 2017), and Vice President, Pay & Benefits (March 2013-July 2015).

In connection with his appointment, Mr. Fiddelke will receive an annual base salary of $625,000, will be eligible for a pro-rated annual cash incentive under Target’s Executive Officer Cash Incentive Plan with a target incentive opportunity of 100% of base salary, and will be granted stock-based awards under Target’s Amended and Restated 2011 Long-Term Incentive Plan having a target payout value of approximately $420,000. These stock-based awards will consist of performance share units (60% of grant value) and performance based restricted stock units (40% of grant value), on terms consistent with the awards granted to Target’s other executive officers in March 2019. Mr. Fiddelke will be an “at-will” employee of Target and will have no specified term as chief financial officer. He will be eligible for benefits under Target’s Officer Income Continuation Plan and other benefits available to executive officers generally.

As previously disclosed, Cathy R. Smith, Target’s current Executive Vice President and Chief Financial Officer, will step down from those positions effective as of November 1, 2019 in conjunction with the appointment of her successor. Also as previously disclosed, Ms. Smith will continue to be employed by Target as a non-executive officer in a strategic advisory capacity until May 1, 2020.

Item 8.01.	Other Events.

Target also announced today that Mark J. Tritton, Executive Vice President and Chief Merchandising Officer, has resigned his positions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: October 9, 2019	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer